Exhibit 20

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT is entered into as of August 9, 2013, by and among the parties hereto.  The undersigned hereby agree that the Statement on Schedule 13D with respect to the common stock, par value $0.01 per share (the “Common Stock”), of Rouse Properties, Inc., a Delaware corporation, and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: August 9, 2013	BROOKFIELD ASSET MANAGEMENT INC.

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Managing Partner

	By:	/s/ Joseph Freedman
Name: Joseph Freedman
Title: Senior Managing Partner

Dated: August 9, 2013	PARTNERS LIMITED

	By:	/s/ Loretta Corso
Name: Loretta Corso
Title: Secretary

Dated: August 9, 2013	Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P.

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

Dated: August 9, 2013	BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: August 9, 2013	BROOKFIELD HOLDINGS CANADA INC.

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Vice President

	By:	/s/ Joseph Freedman
Name: Joseph Freedman
Title: Vice President

Dated: August 9, 2013	BROOKFIELD PROPERTY PARTNERS LIMITED

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: August 9, 2013	Brookfield Property PARTNERS LP

By: Brookfield Property Partners Limited, its general partner

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: August 9, 2013	Brookfield Property L.P.

By: Brookfield Property Partners LP, its general partner

By: Brookfield Property Partners Limited, its general partner

	By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

Dated: August 9, 2013	BROOKFIELD BPY HOLDINGS (US) INC.

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: August 9, 2013	BPY Canada Subholdings 1 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: August 9, 2013	BPY Canada Subholdings 3 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: August 9, 2013	BPY Canada Subholdings 4 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: August 9, 2013	BPY Canada Subholdings 2 ULC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: August 9, 2013	BROOKFIELD BPY RETAIL HOLDINGS I LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: August 9, 2013	Brookfield BPY Retail Holdings II LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: August 9, 2013	BPY Retail III LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: President & Chief Financial Officer

Dated: August 9, 2013	Brookfield Retail Holdings VII LLC

	By:	/s/ Steven Douglas
Name: Steven Douglas
Title: Director

Dated: August 9, 2013	NEW BROOKFIELD RETAIL HOLDINGS R 2 LLC

	By:	/s/ David Stalter
Name: David Stalter
Title: Senior Vice President

Dated: August 9, 2013	BROOKFIELD RETAIL HOLDINGS II LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: August 9, 2013	BROOKFIELD RETAIL HOLDINGS III LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: August 9, 2013	BROOKFIELD RETAIL HOLDINGS IV-A LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: August 9, 2013	BROOKFIELD RETAIL HOLDINGS IV-B LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: August 9, 2013	BROOKFIELD RETAIL HOLDINGS IV-C SUB LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: August 9, 2013	BROOKFIELD RETAIL HOLDINGS IV-D LLC

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its managing member

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

Dated: August 9, 2013	BROOKFIELD RETAIL HOLDINGS V LP

By: Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P., its general partner

By: Brookfield Private Funds Holdings Inc., its general partner

	By:	/s/ Aleks Novakovic
Name: Aleks Novakovic
Title: Director

	By:	/s/ Arin Jonathan Silber
Name: Arin Jonathan Silber
Title: Director

SCHEDULE XXXI

Brookfield Property Partners Limited

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Citizenship
Lou Maroun, Director	Full Fathoms, 2Dill Lane, Devonshire DV 07 Bermuda	Founder and Executive Chairman of Sigma Real Estate Advisors/Sigma Capital Corporation	Canadian

Jose Valente, Director	El Golf 99, of. 1201 Las Condes, Santiago, Chile	Partner and Executive Director of ECONSULT	Chilean

Omar Carneiro de Cunha, Director	AV Visconde D Albuquerque 999 Rio de Janerio Brazil 22450-001	Senior Partner with Dealmaker Ltd.	Brazilian

Lars Rodert, Director	Dreve Richelle 161 Bat D 1410 Waterloo Belgium	Senior Portfolio Manager for Inter IKEA Treasury in North America and Europe	Canadian and Swedish

Gordon E. Arnell, Director/Chairman	Brookfield Place 181 Bay Street, Suite 300, Toronto, ON M5H 2T3	Corporate Director	Canadian

Stephen De Nardo, Director	River Oak Investment Corp, Inc., 1 Atlantic Street, Suite 703 Stamford, CT 06901	Managing Director and CEO of RiverOak Investment Corp., LLC	USA

Bruce Flatt, Director	Brookfield Place 181 Bay Street, Suite 300, Toronto, ON M5H 2T3	CEO of Brookfield Asset Management	Canadian

Gregory Noel McConnie, President	Brookfield International Bank, Cedar Court 2nd Fl, Wildey Business Park, St. Michael, Barbados BB14006	President and CEO, Brookfield International Bank Inc.	Barbadian

Brett Fox, Vice President	4 Brookfield Place, 250 Vesey St., 15th Fl New York, NY 10281	Managing Partner, Corporate Operations of Brookfield Asset Management Inc.	USA

Jane Sheere, Secretary	73 Front Street, 5th Floor, Hamilton HM 12, Bermuda	Assistant Corporate Secretary, Brookfield Infrastructure Group, Brookfield Infrastructure Partners L.P	British